UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 31, 2008
                Date of Report (Date of earliest event reported)


                           NORTHERN EXPLORATIONS LTD.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-125068                    n/a
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

  8655 East Via De Ventura, Suite G200
         Scottsdale, Arizona                                        85258
(Address of principal executive offices)                          (Zip Code)

                                 (480) 346-1535
               Registrant's telephone number, including area code

                                      N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on October 31, 2008, the Board of Directors (the "Board") of Northern Explorations Ltd., a Nevada corporation (the "Company") approved an engagement letter dated October 21, 2008 (the "Engagement Letter") with Dominus Energy AG ("Dominus"). In accordance with the terms and provisions of the Engagement Letter, the Company and Dominus will enter into a formal agreement pursuant to which Dominus will introduce to the Company certain energy and petroleum opportunities and projects located in North America to participate in either for purchase, farm-in, joint venture and or variable interest holder.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On October 31, 2008, the Board approved a change in the corporate name from "Northern Explorations Ltd." to "Crossbow Oil and Gas Inc." The Board determined that it would be in the best interests of the Company and its shareholders to change the corporate name to better reflect the Company's future plans to focus on the oil and gas sector. The name has been reserved with the Nevada Secretary of State. The Company intends to file an Information Statement under Section 14(c) of the Securities Exchange Act of 1934. It is anticipated that the Information Statement will be distributed to the shareholders of the Company within approximately ten days.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHERN EXPLORATIONS LTD.
DATE: October 31, 2008

                                               /s/ David Naylor
                                               ---------------------------------
                                        Name:  David Naylor
                                        Title: President/Chief Executive Officer